UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2005

SERVICES ACQUISITION CORP. INTERNATIONAL

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Olas Boulevard, Suite 1140

Fort Lauderdale, Florida 33301

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 713-1165

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

Services Acquisition Corp. International (the “Company”) has been informed by Broadband Capital Management LLC, the representative of the underwriters in the Company’s initial public offering, that separate trading of the common stock and warrants included in the units will commence on or about July 28, 2005.  The Company’s units (SVI.U), common stock (SVI) and warrants (SVI.WS) will commence separate trading on the American Stock Exchange on such voluntary separation date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICES ACQUISITION CORP.
INTERNATIONAL
Dated: July 25, 2005

/s/ Thomas E. Aucamp
Thomas E.Aucamp
Vice President